Investor Contact:                         Media Contact:
Alex Whitelam                            Leslie Wojcik
SEI                                SEI
+1 610-676-4924                        +1 610-676-4191
awhitelam@seic.com                        lwojcik@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI Reports Second-Quarter 2023 Financial Results

OAKS, Pa., July 26, 2023 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the second-quarter 2023. Diluted earnings per share were $0.89 in second-quarter 2023 compared to $0.81 in second-quarter 2022.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2023	2022	%	2023	2022	%

Revenues	$489,057	$481,670	2%	$958,176	$1,063,113	(10)%
Net income	118,851	111,276	7%	225,866	301,584	(25)%
Diluted earnings per share	$0.89	$0.81	10%	$1.68	$2.17	(23)%

“Our second-quarter financial results reflect solid sales and revenue growth and increasing profitability. In particular, our technology and investment processing businesses delivered strong performance in the quarter, contributing to both top- and bottom-line growth,” said CEO Ryan Hicke.
“Over the past year, we have evolved our leadership team, invested in talent, increased our market presence, and aligned our resources to drive an enterprise-wide approach to our markets. We are engaged with our clients, building new relationships across our markets, and expanding our reach globally, and we will continue making prudent, strategic investments to drive long-term, sustainable growth for our stakeholders.”

Summary of Second-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2023	2022	%	2023	2022	%
Private Banks:
Revenues	$134,099	$124,184	8%	$256,702	$337,732	(24)%
Expenses	116,061	121,060	(4)%	230,337	243,015	(5)%
Operating Profit	18,038	3,124	NM	26,365	94,717	(72)%
Operating Margin	13%	3%		10%	28%

Investment Advisors:
Revenues	109,580	113,194	(3)%	216,118	232,424	(7)%
Expenses	64,178	63,375	1%	127,724	127,895	—%
Operating Profit	45,402	49,819	(9)%	88,394	104,529	(15)%
Operating Margin	41%	44%		41%	45%

Institutional Investors:
Revenues	75,145	83,483	(10)%	149,435	170,322	(12)%
Expenses	45,516	43,925	4%	86,384	89,283	(3)%
Operating Profit	29,629	39,558	(25)%	63,051	81,039	(22)%
Operating Margin	39%	47%		42%	48%

Investment Managers:
Revenues	165,339	155,926	6%	326,025	312,827	4%
Expenses	107,761	100,807	7%	213,627	199,644	7%
Operating Profit	57,578	55,119	4%	112,398	113,183	(1)%
Operating Margin	35%	35%		34%	36%

Investments in New Businesses:
Revenues	4,894	4,883	—%	9,896	9,808	1%
Expenses	10,571	12,844	(18)%	22,215	24,794	(10)%
Operating Loss	(5,677)	(7,961)	NM	(12,319)	(14,986)	NM

Totals:
Revenues	$489,057	$481,670	2%	$958,176	$1,063,113	(10)%
Expenses	344,087	342,011	1%	680,287	684,631	(1)%
Corporate Overhead Expenses	32,369	23,799	36%	63,521	47,823	33%
Income from Operations	$112,601	$115,860	(3)%	$214,368	$330,659	(35)%

Second-Quarter Business Highlights:
•Revenues from Information processing and software servicing fees in the second-quarter 2023 include a one-time early contractual buyout fee of $10.5 million relating to an investment processing client of the Private Banks segment that was acquired by an existing client. The Company will continue its relationship and provide investment processing services to both entities.
•Revenues from Assets under management, administration, and distribution fees decreased primarily from lower assets under management in equity and fixed income programs from market depreciation during 2022 and negative cash flows from SEI fund programs due to client losses in the Investment Advisors and Institutional Investors segments. The improvement in market conditions and positive cash flows into separately managed account programs and Strategist programs during 2023 partially offset the decline in revenues.
•Average assets under management in equity and fixed income programs, excluding LSV, decreased $8.1 billion, or 5%, to $169.0 billion in the second-quarter 2023, as compared to $177.1 billion during the second-quarter 2022 (see attached Average Asset Balances schedule for further details).
•Revenue from Asset management, administration, and distribution fees of the Investment Managers segment increased from new business and increases from existing alternative investment clients due to new products and additional services. The decrease in average assets under administration reflect a loss of a significant client in 2022 which was not charged asset-based fees.
•Net sales events in the Private Banks and Investment Managers segments during second-quarter 2023 were $31.1 million and are expected to generate net annualized recurring revenues of approximately $25.4 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during second-quarter 2023 were negative $1.9 million.
•Operational expenses increased due to higher personnel costs from business growth, competitive labor markets, and the impact of inflation on wages and services. Operational expenses also increased due to personnel costs and investments in compliance infrastructure to meet new regulatory requirements. The increase was substantially offset by lower direct costs related to asset management revenues and lower amortization expense.
•Expenses in the Institutional Investors segment include the impact of a one-time operational charge of $4.5 million related to a client reimbursement.
•Corporate overhead expenses include a $2.5 million item related to a consulting engagement which ended during the second-quarter 2023.
•Earnings from LSV increased to $32.7 million in the second-quarter 2023 as compared to $29.8 million in the second-quarter 2022 due to increased performance fees and market appreciation. Net negative cash flows from existing clients, and client losses partially offset the increase in earnings from LSV.
•We capitalized $9.0 million of software development costs in second-quarter 2023, of which $4.7 million was for continued enhancements to the SEI Wealth PlatformSM. We also capitalized $4.3 million of software development costs in second-quarter 2023 for a new platform for the Investment Managers segment.
•Amortization expense related to SWP was $6.4 million in second-quarter 2023 as compared to $11.8 million in second-quarter 2022. The decline in amortization expense was due to the amortization period of the initial development costs related to SWP which ended in second-quarter 2022.
•Effective tax rates were 23.4% in second-quarter 2023 and 23.1% in second-quarter 2022.

•We repurchased 1.3 million shares of our common stock for $75.5 million during the second-quarter 2023 at an average price of $58.56 per share.
•Cash flow from operations was $68.2 million and free cash flow was $53.4 million during the second-quarter 2023.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on July 26, 2023. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 1070091.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to help drive growth, make confident decisions, and protect futures. As of June 30, 2023, SEI manages, advises, or administers approximately $1.3 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of such revenue;
•the duration of our customer relationships; and
•whether we will make prudent, strategic investments to drive long-term, sustainable growth for our stakeholders.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•the elements of our strategic focus, including, without limitation, our focus on:
◦managing expenses;
◦proactively engaging with current clients;
◦expanding our pipeline;
◦connecting resources across the enterprise to identify and execute against cross-selling opportunities;
◦growing our profits;
◦prudently deploying capital;
◦investing in talent and market experience;
◦alternative investments;
◦inorganic growth; and
◦delivering at a high level for clients;
•our sales momentum;
•the markets in which our clients are expanding;
•our success in converting clients from TRUST 3000® to the SEI Wealth PlatformSM;
•our ability to capitalize on our pipeline, prudently manage expenses, and drive growth to the bottom line;
•the degree to which our market units are positioned to accelerate growth;
•the value of our technology, investment processing and asset management capabilities to our clients;
•the amount, if any, of our current backlog of sold but expected to be installed revenue in the next 18 months that will actually be installed during such period, if ever;
•the amount, if any, of our current backlog that will convert by the end of the year, if ever;
•the appetite of existing clients for our products;
•the degree to which our newer investment offerings will benefit our business;
•the market dynamics affecting our market units;
•our ability to mitigate the headwinds of various markets;
•the strength of our partnership with our affiliates;
•our ability to identify and incubate businesses that we believe will build upon our foundation for future growth and contribute to our corporate revenue goals;
•the degree to which the expenses in our Investments in New Businesses segment will remain consistent going forward;
•the degree to which our tax rate may vary;
•our sales momentum;
•our ability to improve profitability without cannibalizing our medium to long-term growth agendas;
•the growth of our U.K., European, and Irish businesses;
•the organic and inorganic opportunities that will drive our growth; and
•the expected success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2022, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022

Asset management, admin. and distribution fees	$378,821	$382,594	$750,650	$776,691
Information processing and software servicing fees	110,236	99,076	207,526	286,422

Total revenues	489,057	481,670	958,176	1,063,113

Subadvisory, distribution and other asset mgmt. costs	47,247	50,023	94,626	103,151
Software royalties and other information processing costs	8,396	7,407	15,689	14,954
Compensation, benefits and other personnel	175,706	157,921	349,121	318,405
Stock-based compensation	7,405	10,007	15,479	20,573
Consulting, outsourcing and professional fees	61,312	63,271	122,416	125,762
Data processing and computer related	34,945	32,254	68,285	62,070
Facilities, supplies and other costs	23,034	20,133	41,826	37,760
Amortization	9,630	16,508	19,054	33,395
Depreciation	8,781	8,286	17,312	16,384

Total expenses	376,456	365,810	743,808	732,454

Income from operations	112,601	115,860	214,368	330,659

Net gain (loss) on investments	515	(2,620)	1,259	(3,109)
Interest and dividend income	9,550	1,853	18,328	2,701
Interest expense	(139)	(211)	(280)	(461)
Equity in earnings of unconsolidated affiliate	32,711	29,813	61,590	62,272

Income before income taxes	155,238	144,695	295,265	392,062

Income taxes	36,387	33,419	69,399	90,478

Net income	$118,851	$111,276	$225,866	$301,584

Basic earnings per common share	$0.89	$0.82	$1.69	$2.20

Shares used to calculate basic earnings per share	132,854	136,435	133,437	137,185

Diluted earnings per common share	$0.89	$0.81	$1.68	$2.17

Shares used to calculate diluted earnings per share	133,936	137,817	134,623	138,764

Dividends declared per common share	$0.43	$0.40	$0.43	$0.40

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2023	2022
Assets
Current Assets:
Cash and cash equivalents	$777,051	$853,008
Restricted cash	300	351
Receivables from investment products	56,304	62,014
Receivables, net of allowance for doubtful accounts of $936 and $901	521,600	457,084
Securities owned	31,040	32,148
Other current assets	55,610	48,703
Total Current Assets	1,441,905	1,453,308

Property and Equipment, net of accumulated depreciation of $458,119 and $440,861	180,503	181,029
Operating Lease Right-of-Use Assets	22,293	24,992
Capitalized Software, net of accumulated amortization of $599,557 and $586,744	242,525	237,302
Available for Sale and Equity Securities	116,791	128,201
Investments in Affiliated Funds, at fair value	6,772	6,366
Investment in Unconsolidated Affiliate	54,318	104,673
Goodwill	115,602	115,599
Intangible Assets, net of accumulated amortization of $36,450 and $30,261	49,621	55,532
Deferred Contract Costs	38,561	37,928
Deferred Income Taxes	17,464	4,936
Other Assets, net	38,609	33,687
Total Assets	$2,324,964	$2,383,553

Liabilities and Equity
Current Liabilities:
Accounts payable	$7,220	$13,283
Accrued liabilities	237,164	359,363
Current portion of long-term operating lease liabilities	11,076	10,344
Deferred revenue	14,913	14,893
Total Current Liabilities	270,373	397,883

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	16,032	18,786
Other Long-term Liabilities	14,203	12,257
Total Liabilities	301,411	429,729

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 132,230 and 134,162 shares issued and outstanding	1,322	1,342
Capital in excess of par value	1,337,538	1,307,162
Retained earnings	724,672	694,287
Accumulated other comprehensive loss, net	(39,979)	(48,967)
Total Shareholders' Equity	2,023,553	1,953,824
Total Liabilities and Shareholders' Equity	$2,324,964	$2,383,553

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2022	2022	2022	2023	2023
Private Banks:
Equity and fixed-income programs	$22,277	$20,131	$22,377	$23,653	$24,091
Collective trust fund programs	7	7	7	6	7
Liquidity funds	3,666	3,778	3,201	3,427	3,433
Total assets under management	$25,950	$23,916	$25,585	$27,086	$27,531
Client assets under administration	3,923	4,161	4,151	4,299	4,154
Total assets	$29,873	$28,077	$29,736	$31,385	$31,685

Investment Advisors:
Equity and fixed-income programs	$65,783	$62,579	$66,240	$68,065	$69,439
Liquidity funds	8,292	5,200	5,436	4,965	4,968
Total Platform assets under management	$74,075	$67,779	$71,676	$73,030	$74,407
Platform-only assets	12,642	12,609	13,931	14,980	16,103
Total Platform assets	$86,717	$80,388	$85,607	$88,010	$90,510

Institutional Investors:
Equity and fixed-income programs	$75,506	$69,621	$73,178	$74,939	$75,854
Collective trust fund programs	5	6	5	4	4
Liquidity funds	1,654	1,640	1,557	1,576	1,353
Total assets under management	$77,165	$71,267	$74,740	$76,519	$77,211
Client assets under advisement	4,218	4,204	4,314	4,559	4,368
Total assets	$81,383	$75,471	$79,054	$81,078	$81,579

Investment Managers:
Collective trust fund programs (A)	$142,035	$137,538	$141,285	$146,176	$149,779
Liquidity funds	271	248	199	203	249
Total assets under management	$142,306	$137,786	$141,484	$146,379	$150,028
Client assets under administration	885,096	781,246	810,491	845,828	873,570
Total assets	$1,027,402	$919,032	$951,975	$992,207	$1,023,598

Investments in New Businesses:
Equity and fixed-income programs	$1,903	$1,813	$1,912	$2,031	$2,104
Liquidity funds	242	221	215	217	217
Total assets under management	$2,145	$2,034	$2,127	$2,248	$2,321
Client assets under administration	1,076	1,026	1,077	1,081	1,098
Total assets	$3,221	$3,060	$3,204	$3,329	$3,419

LSV Asset Management:
Equity and fixed-income programs (B)	$81,940	$75,380	$83,753	$84,964	$86,469

Total:
Equity and fixed-income programs (C)	$247,409	$229,524	$247,460	$253,652	$257,957
Collective trust fund programs	142,047	137,551	141,297	146,186	149,790
Liquidity funds	14,125	11,087	10,608	10,388	10,220
Total assets under management	$403,581	$378,162	$399,365	$410,226	$417,967
Client assets under advisement	5,294	5,230	5,391	5,640	5,466
Client assets under administration (D)	889,019	785,407	814,642	850,127	877,724
Platform-only assets	12,642	12,609	13,931	14,980	16,103
Total assets	$1,310,536	$1,181,408	$1,233,329	$1,280,973	$1,317,260
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $2.0 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of June 30, 2023).
(C)Equity and fixed-income programs include $6.2 billion of assets invested in various asset allocation funds (as of June 30, 2023).
(D)    In addition to the assets presented, SEI also administers an additional $11.7 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of June 30, 2023).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2022	2022	2022	2023	2023
Private Banks:
Equity and fixed-income programs	$23,713	$22,115	$21,839	$23,576	$23,748
Collective trust fund programs	7	7	7	7	7
Liquidity funds	3,795	3,742	3,395	3,253	3,500
Total assets under management	$27,515	$25,864	$25,241	$26,836	$27,255
Client assets under administration	4,163	4,026	4,126	4,316	4,282
Total assets	$31,678	$29,890	$29,367	$31,152	$31,537

Investment Advisors:
Equity and fixed-income programs	$70,436	$67,464	$66,100	$67,578	$68,371
Liquidity funds	7,070	5,380	5,127	4,995	4,808
Total Platform assets under management	$77,506	$72,844	$71,227	$72,573	$73,179
Platform-only assets	13,142	13,271	13,905	14,812	15,548
Total Platform assets	$90,648	$86,115	$85,132	$87,385	$88,727

Institutional Investors:
Equity and fixed-income programs	$80,971	$74,859	$72,581	$74,653	$74,865
Collective trust fund programs	5	6	5	5	4
Liquidity funds	2,097	1,717	1,719	1,715	1,537
Total assets under management	$83,073	$76,582	$74,305	$76,373	$76,406
Client assets under advisement	3,987	4,194	4,251	4,431	4,583
Total assets	$87,060	$80,776	$78,556	$80,804	$80,989

Investment Managers:
Collective trust fund programs (A)	$131,435	$143,817	$140,494	$144,914	$147,543
Liquidity funds	285	250	275	317	286
Total assets under management	$131,720	$144,067	$140,769	$145,231	$147,829
Client assets under administration	893,361	782,559	785,813	836,410	859,296
Total assets	$1,025,081	$926,626	$926,582	$981,641	$1,007,125

Investments in New Businesses:
Equity and fixed-income programs	$2,016	$1,939	$1,890	$1,991	$2,057
Liquidity funds	262	231	208	212	199
Total assets under management	$2,278	$2,170	$2,098	$2,203	$2,256
Client assets under advisement	1,165	1,126	1,075	1,098	1,075
Total assets	$3,443	$3,296	$3,173	$3,301	$3,331

LSV Asset Management:
Equity and fixed-income programs (B)	$87,818	$81,241	$83,370	$86,987	$84,492

Total:
Equity and fixed-income programs (C)	$264,954	$247,618	$245,780	$254,785	$253,533
Collective trust fund programs	131,447	143,830	140,506	144,926	147,554
Liquidity funds	13,509	11,320	10,724	10,492	10,330
Total assets under management	$409,910	$402,768	$397,010	$410,203	$411,417
Client assets under advisement	5,152	5,320	5,326	5,529	5,658
Client assets under administration (D)	897,524	786,585	789,939	840,726	863,578
Platform-only assets	13,142	13,271	13,905	14,812	15,548
Total assets	$1,325,728	$1,207,944	$1,206,180	$1,271,270	$1,296,201
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during second-quarter 2023 include $2.0 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.3 billion of average assets invested in various asset allocation funds during second-quarter 2023.
(D)    In addition to the assets presented, SEI also administers an additional $11.9 billion of average assets in Funds of Funds assets during second-quarter 2023 on which SEI does not earn an administration fee.